SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

SureWest Communications
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

May 14, 2012

Dear SureWest Shareholders:

Thank you for your support as we work toward completing the merger between Consolidated Communications Holdings, Inc. (“Consolidated”) and SureWest Communications (“SureWest”). On February 5, 2012, Consolidated and SureWest entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’). The merger will be considered at a special meeting of SureWest shareholders to be held on June 12, 2012. Subject to the receipt of shareholder approval and satisfaction of certain other closing conditions, we presently expect that the merger will be completed during the third calendar quarter of 2012.

Under the terms of the Merger Agreement, each SureWest shareholder has the opportunity to elect to receive, as merger consideration for each share of SureWest common stock either, (1) $23.00 in cash, without interest, or (2) shares of Consolidated common stock having an equivalent value based on a formula as described in the accompanying materials or (3) a “mixed election” of both cash and shares of Consolidated common stock. Overall elections are subject to proration so that 50% of the SureWest shares (treating equity award shares as outstanding shares) will be exchanged for cash and 50% for stock. In order to preserve the tax-free nature of the transaction, the Merger Agreement also provides for a general consideration adjustment, in certain circumstances.

Enclosed are the Form of Election and Letter of Transmittal and related documents. Please complete, sign and return the Form of Election and Letter of Transmittal, with all of your SureWest stock certificates or confirmation of book-entry transfer, as applicable, to the exchange agent for the merger, Computershare Trust Company, N.A. (the ‘‘Exchange Agent’’ or ‘‘Computershare’’), in order to make an election. Please use the enclosed envelope to return your Form of Election and Letter of Transmittal and your stock certificates, confirmation of a book-entry transfer, or a properly completed Notice of Guaranteed Delivery to the Exchange Agent. Do not send your stock certificates or any other documents to SureWest or Consolidated.

The Form of Election and Letter of Transmittal, together with either your (1) stock certificate(s) or confirmation of book-entry transfer, as applicable, or (2) Notice of Guaranteed Delivery, must be RECEIVED by the Exchange Agent no later than the election deadline, which will be 5:00 p.m., Eastern Time, on the date that is two business days preceding the closing date of the merger or such other date as Consolidated and SureWest mutually agree) (the ‘‘Election Deadline’’). Consolidated and SureWest will publicly announce the Election Deadline at least five business days prior to the anticipated closing date of the merger, but you are encouraged to return your Form of Election and Letter of Transmittal as promptly as practicable. You may also obtain up-to-date information regarding the Election Deadline by calling the information agent for the transaction, Okapi Partners, LLC, at (877) 796-5274 (toll-free) or (212) 297-0720.

There is a limited period of time for you to deliver your Form of Election and Letter of Transmittal and your SureWest stock certificate(s) or confirmation of book-entry transfer. Therefore, we encourage you to submit your Form of Election and Letter of Transmittal and SureWest stock certificate(s) or confirmation of book-entry transfer, as applicable, promptly. If you do not make a valid election, you will be deemed not to have made an election and as a result, your SureWest shares may be exchanged for cash consideration, stock consideration or a combination of cash consideration and stock consideration in accordance with the proration procedures contained in the Merger Agreement.

IMPORTANT INFORMATION REGARDING DISSENTERS’ RIGHTS

The summary description of the dissenters’ rights of SureWest shareholders contained in the Joint Proxy Statement/ Prospectus dated April 24, 2012, which was previously mailed to SureWest shareholders of record as of April 23, 2012 (the “Proxy Statement”), incorrectly stated that (A) SureWest shareholders of record could perfect dissenter’s rights so long as they did not vote in favor of the approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger and (B) that SureWest shareholders of record must make a written demand that SureWest purchase for cash those shares with respect to which they wish to act as dissenting shareholders no later than 30 days after SureWest sends a notice of the approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger by the requisite shareholders at the special meeting. Attached hereto, as Exhibit A, is a corrected summary description of the dissenters’ rights of SureWest shareholders.

The principal changes reflected in Exhibit A are as follows. Since shares of SureWest common stock are listed and traded on NASDAQ, in order to perfect their dissenters’ rights, SureWest shareholders of record must:

(i)	make written demand for the purchase of their dissenting shares to SureWest or its transfer agent on or before June 12, 2012, the date of the special meeting, and

(ii)	vote their dissenting shares “against” approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger.

Shareholders wishing to perfect their dissenters’ rights must also follow the other procedural requirements described under “DISSENTERS’ RIGHTS OF SUREWEST SHAREHOLDERS” in Exhibit A and “ANNEX IV (California Statute Relating to Shareholders’ Dissenters’ Rights)” in the Joint Proxy Statement/Prospectus.

If you have not yet voted, we encourage you to do so, and to vote FOR the proposal to approve the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger, FOR the proposal to approve, by an advisory vote, the change in control severance payments to SureWest’s named executive officers and FOR the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to, among other reasons, solicit additional proxies. If you have voted and do not wish to change your vote, do nothing and your proxy card will be voted as you directed. If you have already voted and wish to change your vote, you must either advise SureWest’s secretary in writing, deliver a proxy dated after the date of the proxy you wish to revoke, or attend the special meeting and vote your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions provided by your broker to change those instructions.

You can find additional information on the merger, its terms and related transactions in the Joint Proxy Statement/ Prospectus dated April 24, 2012, which was previously mailed to SureWest shareholders of record as of April 23, 2012 and is also available through the Securities and Exchange Commission’s web site at www.sec.gov. The information contained in the Joint Proxy Statement/Prospectus is as of April 24, 2012, and does not reflect subsequent developments. However, the Joint Proxy Statement/Prospectus incorporates by reference subsequent filings with the Securities and Exchange Commission by Consolidated and SureWest. You should rely only on the information contained or expressly incorporated by reference in the Joint Proxy Statement/Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in those documents.

If you have any questions regarding the election materials, please call Okapi Partners, LLC, at (877) 796-5274 (toll-free) or (212) 297-0720.

Steven C. Oldham	Robert J. Currey
SureWest Communications	Consolidated Communications
President and Chief Executive Officer	President and Chief Executive Officer

EXHIBIT A

Correction to Notice of Special Meeting and Proxy Statement

The discussion of the dissenters’ rights of record holders of SureWest common stock contained on pages 125-126 of the Joint Proxy Statement/Prospectus dated April 24, 2012, which includes the SureWest Notice of Special Meeting of Shareholders, is hereby amended and restated in its entirety as follows:

DISSENTERS’ RIGHTS OF SUREWEST SHAREHOLDERS

     If the Mergers are completed, you may be entitled to dissenters’ rights under Chapter 13 of the California Corporations Code (“Chapter 13”) as long as you comply with the conditions established by Chapter 13 and the other requirements of Chapter 13 are satisfied. Under California law, no dissenters’ rights are available for shares listed on any national securities exchange, including the NASDAQ Global Select Market, such as SureWest’s common stock, unless demands for payment are filed by at least five percent of the outstanding shares of SureWest’s common stock.

     If you have a beneficial interest in shares of SureWest common stock that are held of record in the name of another person, such as a broker, bank or other nominee, and you desire to perfect any dissenters’ rights, you must act promptly to cause the holder of record timely and properly to follow the steps summarized below. Dissenters’ rights cannot be validly exercised by persons other than shareholders of record regardless of the beneficial ownership of the shares.

     The discussion below is not a complete summary regarding dissenters’ rights of SureWest shareholders under California law and is qualified in its entirety by reference to the text of the relevant provisions of California law, which are attached to this proxy statement as Annex IV. You should review this summary and Chapter 13 carefully if you wish to exercise dissenters’ rights or if you want to preserve your right to do so in the future, because failure to comply with the required procedures within a certain time frame will result in the loss of your dissenters’ rights.

     If the Mergers are completed, SureWest shareholders who vote against the approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger, may become entitled to be paid cash for the fair market value of their stock in lieu of the Merger Consideration set forth in the Merger Agreement.

     The Merger Agreement provides that shares of SureWest common stock held by a holder who is entitled to demand and has properly demanded dissenters’ rights in accordance with Chapter 13 shall not be converted into the right to receive the $23.00 per share Merger Consideration. At the effective time of the Mergers, such holders will cease to have any rights with respect to such dissenting shares, except the right to receive payment of the fair market value of such shares determined in accordance with Chapter 13.

     Section 1301(a) of the California Corporations Code requires SureWest to give notice (the “Approval Notice”) that the Mergers were approved to each of its shareholders who (i) voted against the approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger, and (ii) has made a proper demand not later than the date of the special meeting. Section 1301(a) of the California Corporations Code requires SureWest to provide in the Approval Notice a statement of the fair market value (excluding any appreciation or depreciation in consequence of the Mergers) of the shares on February 3, 2012, the day before the first announcement of the terms of the Mergers. If you do not wish to pursue your dissenters’ rights, you will be entitled to receive the Merger Consideration set forth in the Merger Agreement in exchange for your shares of SureWest common stock. All of SureWest’s shareholders who desire to pursue their dissenters’ rights must follow the procedures to perfect such rights as described below.

     Should you wish to become a dissenting shareholder:

1.	you must continuously hold your shares from the record date for shareholders entitled to consent to the Mergers;

2.	you must vote any of the shares you wish to qualify as dissenting shares against the approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger;

3.	you must make a written demand of SureWest not later than the date of the special meeting. In your written demand to SureWest, include the number of shares you are qualifying as dissenting shares and state the amount you believe to be the fair market value of those shares as of the day before the announcement of the Mergers. This statement of the fair market value of your shares will constitute an offer to sell your dissenting shares to SureWest at such price. You should send your written demand to (a) Corporate

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Secretary at SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678 or (b) SureWest’s transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Operations Center, Brooklyn, NY 11219, so that it is received not later than the date of the special meeting. Even if you vote against the approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger, or if you gave a proxy to someone directing a vote against approval of the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger, you must still make the written demand to SureWest not later than the date of the special meeting as described above in order to qualify your shares as dissenting shares. Such demand will not be effective unless it is received by not later than the date of the special meeting;

4.	you must submit (a) the certificates representing your dissenting shares or (b) if the shares are uncertificated securities, written notice of the number of shares which you demand that SureWest purchase, to Corporate Secretary at SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678 or to SureWest’s transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Operations Center, Brooklyn, NY 11219. You must submit your certificates or notice within 30 days after the mailing of the Notice of Approval; and

5.	demands must be filed in accordance with the requirements of Chapter 13 with respect to at least five percent of the outstanding shares of SureWest’s common stock not later than the date of the special meeting.

     If SureWest agrees that your shares have been validly qualified as dissenting shares, and you and SureWest agree upon the price of the shares, you will be entitled to the agreed upon price, plus any interest that may accrue at the legal rate on judgments from the date of such agreement.

     If SureWest does not agree that your shares were validly qualified as dissenting shares, or if you and SureWest fail to agree upon the fair market value of your shares, you may file a complaint with the California Superior Court within six months after the Approval Notice is mailed to you, requesting that the court determine the fair market value of the dissenting shares and/or whether your shares qualify as dissenting shares.

     If demands are received with respect to less than five percent of the outstanding shares of SureWest’s common stock, or if you fail to perfect your dissenters’ rights or effectively waive, withdraw or lose such rights, or if a court of competent jurisdiction determines that you are not entitled to relief under Chapter 13, your shares of common stock will thereupon be deemed to have been canceled and converted into the right to receive the Merger Consideration.

     You may submit a form of election even if you vote against the approval of the Merger Agreement, the Merger Certificates and the transactions contemplated thereby, including the First Merger. If your shares of common stock are deemed to have been canceled and converted into the right to receive the Merger Consideration pursuant to the preceding paragraph, such form of election will be considered together with all other forms of election properly completed and submitted, subject to the proration procedures contained in the Merger Agreement and described under “The Mergers—SureWest Shareholders Making Cash and Stock Elections”.

     YOU SHOULD BE AWARE THAT IF YOU SEEK TO EXERCISE DISSENTERS’ RIGHTS, THE FAIR MARKET VALUE OF YOUR SHARES, AS FINALLY DETERMINED UNDER CALIFORNIA LAW, COULD BE MORE THAN, THE SAME AS, OR LESS THAN THE AMOUNT OF THE MERGER CONSIDERATION THAT YOU WOULD RECEIVE PURSUANT TO THE MERGER AGREEMENT. IF THE FAIR MARKET VALUE AS FINALLY DETERMINED EXCEEDS THE MERGER CONSIDERATION THAT WAS OFFERED BY CONSOLIDATED, THE COSTS AND EXPENSES (INCLUDING, IN THE DISCRETION OF THE COURT, ATTORNEYS’ FEES, FEES OF EXPERT WITNESSES AND INTEREST IF THE VALUE AWARDED BY THE COURT IS MORE THAN 125 PERCENT OF THE PRICE OFFERED BY SUREWEST) OF THE APPRAISAL PROCEEDING WILL BE ASSESSED AGAINST SUREWEST. OTHERWISE, THE COSTS MAY BE APPORTIONED AT THE DISCRETION OF THE COURT.

     IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF CALIFORNIA LAW RELATING TO DISSENTERS’ RIGHTS, ALL SUREWEST SHAREHOLDERS THAT WISH TO EXERCISE DISSENTERS’ RIGHTS OR THAT WISH TO PRESERVE THEIR RIGHT TO DO SO SHOULD CAREFULLY REVIEW CHAPTER 13 OF THE CALIFORNIA CORPORATIONS CODE, BECAUSE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS. THOSE WISHING TO DISSENT SHOULD CONSULT WITH THEIR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER CHAPTER 13.

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To be effective, this Form of Election and Letter of Transmittal must be received by the Exchange Agent (identified below) no later than the Election Deadline, which will be 5:00 p.m., Eastern time, on the date that is two business days immediately prior to the closing date under the Merger Agreement or such other date as Consolidated Communications Holdings, Inc. and SureWest Communications mutually agree, together with (1) the certificate(s) representing all shares of common stock, without par value, of SureWest Communications to which this Form of Election and Letter of Transmittal relates or (2) a properly completed Guarantee of Delivery with respect to the certificate(s). See Instruction 14. Delivery of such shares that are held in book-entry form may be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”). Consolidated and SureWest will publicly announce the anticipated Election Deadline at least five business days prior to the anticipated closing date. If the closing date is delayed to a subsequent date, the Election Deadline will be similarly delayed to a subsequent date, and the rescheduled Election Deadline will be publicly announced.

FORM OF ELECTION AND LETTER OF TRANSMITTAL

to accompany certificates representing shares of common stock, without par value, of

SureWest Communications Please read and follow the accompanying instructions carefully and deliver to the Exchange Agent:
Computershare Trust Company, N.A.

By Mail:	By Overnight Courier:

Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attention: Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN
ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
DELIVERY TO THE EXCHANGE AGENT.

TABLE A
DESCRIPTION OF SUREWEST SHARES SURRENDERED
Name(s) of Record Holder(s) as Shown on the SureWest Certificate(s) and Address(es) of Such Record Holder(s)*	SureWest Certificate(s) Being Surrendered (Attach Additional List if Necessary)
	SureWest Certificate Number**	Number of Shares Represented by Each SureWest Certificate or book entry position (or Covered by a Guarantee of Delivery)

Total Shares
*For a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) will appear on the certificate(s) when delivered.
**SureWest Certificate numbers are not required at this time if the SureWest Certificate(s) will be delivered using the Guarantee of Delivery procedures; otherwise all tendered certificate(s) should be included.

     Pursuant to the Agreement and Plan of Merger, dated as of February 5, 2012 (as the same may be amended from time to time, the “Merger Agreement”), by and among Consolidated Communications Holdings, Inc. (“Consolidated”), SureWest Communications (“SureWest”), WH Acquisition Corp. and WH Acquisition II Corp., you hereby surrender to Computershare Trust Company, N.A., as exchange agent (the “Exchange Agent”), the certificate(s) (the “SureWest Certificate(s)”) representing the shares of common stock, without par value, of SureWest (“SureWest Shares”) owned of record by you as set forth herein, and hereby make the election (the “Election”), indicated in TABLE B (Election) below, to have the SureWest Shares evidenced by such SureWest Certificate(s) converted in the First Merger (as defined in the Merger Agreement) into the right to receive one (and only one) of the following:

  Cash Election — $23.00 in cash, without interest, per SureWest Share (the “Cash Consideration”), subject to proration, as calculated in accordance with the Merger Agreement and described in the joint proxy statement/prospectus, dated [•], 2012, filed by Consolidated and SureWest with the Securities and Exchange Commission (the “Joint Proxy Statement/Prospectus”);

  Stock Election —shares of Consolidated common stock, par value $0.01 per share (“Consolidated Shares”) having an equivalent value based on average trading prices for the 20-day period ending two days before the closing date of the First Merger, per SureWest Share (including cash in lieu of any fractional Consolidated Share, the “Stock Consideration”), subject to (a) a collar so that there will be a maximum exchange ratio of 1.40565 Consolidated Shares for each SureWest Share and a minimum of 1.03896 Consolidated Shares for each SureWest Share and (b) proration, as calculated in accordance with the Merger Agreement and described in the Joint Proxy Statement/Prospectus; or

  Mixed Election — Cash Consideration with respect to a portion of your SureWest Shares evidenced by the SureWest Certificate(s) as designated by you below in TABLE B (Election) and Stock Consideration with respect to the balance of your SureWest Shares evidenced by the SureWest Certificate(s), subject to proration, as calculated in accordance with the Merger Agreement and described in the Joint Proxy Statement/Prospectus.

     If you do not mark one of the Election boxes below in TABLE B (Election), you will be deemed to have indicated no preference as to the receipt of Cash Consideration or Stock Consideration (a “Non-Election”) and will receive consideration in the First Merger (the “Merger Consideration”) that may be Cash Consideration for all of your SureWest Shares, Stock Consideration for all of their SureWest Shares, or Cash Consideration for some of your SureWest Shares and Stock Consideration for some of your SureWest Shares, depending on elections that have been made by other SureWest shareholders and based on the results of the proration procedures set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus.

     You understand that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus. A copy of the Merger Agreement is attached to the Joint Proxy Statement/Prospectus as Annex I. These terms, conditions and limitations include, but are not limited to, the proration process, which is designed to ensure that 50% of the SureWest Shares outstanding immediately prior to the First Merger (treating restricted stock units and restricted stock awards—equity award shares—as outstanding) are converted in the First Merger into the right to receive the Cash Consideration and 50% of the SureWest Shares outstanding immediately prior to the First Merger are converted into the right to receive the Stock Consideration. While overall elections are subject to proration, all holders of SureWest equity award shares will be paid in cash and shall not be subject to proration. Because equity award shares reduce the number of outstanding SureWest Shares that will convert to the Cash Consideration, it is expected that approximately 46% of outstanding SureWest Shares (exclusive of equity award shares) will convert into the right to receive the Cash Consideration, and 54% will convert into the right to the Stock Consideration. In order to preserve the tax-free nature of the transaction, the Merger Agreement also provides for a general consideration adjustment in certain circumstances. Accordingly, you may receive a form of Merger Consideration different from what you elect. You are urged to read the Merger Agreement and the Joint Proxy Statement/Prospectus in their entirety before completing this Form of Election and Letter of Transmittal.

     YOU MAY REQUEST A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS AND ADDITIONAL COPIES OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE BY CONTACTING OKAPI PARTNERS LLC AT:

               Okapi Partners LLC
               437 Madison Avenue, 28th Floor
               New York, New York 10022

               Banks and Brokerage Firms, please call: (212) 297-0720

               Stockholders and all others, call toll-free: (877) 796-5274

               Email: info@okapipartners.com

     You understand that the definitive terms pursuant to which the Mergers will be effected, including but not limited to the amount and form of consideration to be received by holders of SureWest Shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the Mergers (as such term is defined in the Merger Agreement), are summarized in the Joint Proxy Statement/Prospectus and are set forth in full in, and are subject to, the Merger Agreement.

     You hereby make the following Election for your SureWest Shares owned of record and represented by the SureWest Certificate(s) surrendered herewith:

TABLE B

ELECTION

Check one of the boxes below:

☐ Cash Election

☐ Stock Election

☐ Mixed Election — Convert:

  ______ SureWest Shares into the right to receive Cash Consideration (if you elect the Mixed Election as described above, please fill in the blank to the left to designate the number of SureWest Shares represented by the SureWest Certificate(s) to which this Form of Election and Letter of Transmittal applies that you want converted into the right to receive Cash Consideration); and

  all remaining SureWest Shares represented by the SureWest Certificate(s) to which this Form of Election and Letter of Transmittal applies into the right to receive Stock Consideration

     You will be deemed to have made a Non-Election if, with respect to any of your SureWest Shares:

     (a) No election is made in TABLE B (Election); or

     (b) More than one Election is made in TABLE B (Election); or

     (c) You fail to follow the instructions on this Form of Election and Letter of Transmittal (including but not limited to failure to submit the SureWest Certificate(s), a Guarantee of Delivery, or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC) or otherwise fail to properly make an Election; or

     (d) A completed Form of Election and Letter of Transmittal (together with submission of your SureWest Certificate(s), a Guarantee of Delivery or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC) is not received by the Exchange Agent at or prior to the Election Deadline; or

     (e) You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the SureWest Certificate(s) representing the SureWest Shares for which the Election is being made (or do not confirm a book-entry transfer of the shares into the Exchange Agent’s account at DTC) by 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline.

     In order for your Election to be effective, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in TABLE E (Shareholder(s) Sign Here), (ii) you must complete and sign the Substitute Form W-9 included herewith, and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 must be mailed or delivered with your SureWest Certificate(s), or a Guarantee of Delivery, to the Exchange Agent, to the address set forth on page 1 of this Form of Election and Letter of Transmittal (or, solely with respect to a Guarantee of Delivery, to the facsimile number set forth in the Notice of Guaranteed Delivery). Delivery of SureWest Shares that are held in book-entry form may be made by book-entry transfer of the shares to the Exchange Agent’s account at DTC. In order to properly make an Election, this Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent at or prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent pursuant to the instructions herein at or prior to the Election Deadline, you will be deemed to have made a Non-Election.

     Record holders of SureWest Shares who are nominees may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of Consolidated, that record holder must certify to the satisfaction of Consolidated that the record holder holds those SureWest Shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of SureWest Shares.

     By signing and returning this Form of Election and Transmittal Letter to the Exchange Agent, you agree to the statements set forth below:

     1. Pursuant to the Merger Agreement and subject to the election and proration procedures described herein and in the Joint Proxy Statement/Prospectus, and set forth in the Merger Agreement, you surrender the SureWest Certificate(s) representing your SureWest Shares listed on this Form of Election and Letter of Transmittal or your SureWest Shares for which a book-entry transfer has been made, and elect, as indicated in this Form of Election and Letter of Transmittal, to receive for such SureWest Shares represented by the SureWest Certificate(s) or book-entry transfer of shares, the Stock Consideration and/or the Cash Consideration.

     2. You represent and warrant that you are, as of the date you executed this Form of Election and Letter of Transmittal, and you will be, as of the effective time of the First Merger, the registered holder of the SureWest Shares represented by the enclosed SureWest Certificate(s) (or the SureWest Shares subject to book-entry transfer referred to herein) with good title thereto and with full power and authority to make the Election indicated herein and to sell, assign and transfer the SureWest Shares represented by the enclosed SureWest Certificate(s) (or the SureWest Shares subject to such book-entry transfer), free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims. You will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such SureWest Shares.

     3. You understand and acknowledge that you will not receive the Merger Consideration unless and until the Mergers are completed and unless and until the SureWest Certificate(s) representing (or confirmation of book-entry transfer into the Exchange Agent’s account at DTC of) your SureWest Shares are received by the Exchange Agent at the address set forth above, together with such additional documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent. You understand and acknowledge that the method of delivery of the Certificate(s) (or book-entry transfer of shares) and all other required documents is at your option and risk and that the risk of loss and title to such shares shall pass only upon proper delivery of the completed Form of Election and Letter of Transmittal and such Certificate(s) (or confirmation of such book-entry transfer) to the Exchange Agent. You further understand and acknowledge that no interest will accrue on the Merger Consideration, including on any cash paid in lieu of any fractional Consolidated Share, or on any dividends paid with respect thereto.

     4. You make the Election set forth in TABLE B (Election) above. You understand that the purpose of the election procedures described in this Form of Election and Letter of Transmittal is to permit you to express your preferences with respect to the Merger Consideration you elect to receive in the First Merger, subject to proration and the other provisions of the Merger Agreement. You understand that the preference you express with respect to the Merger Consideration may not be fully satisfied depending upon the elections of other SureWest shareholders and the effect of the proration procedures.

     5. You agree that if you do not make an Election or if you make an ineffective Election for any SureWest Shares held by you, you will be deemed to have made a Non-Election and will receive Stock Consideration, Cash Consideration or a combination of both Stock Consideration and Cash Consideration, depending on the elections of other SureWest shareholders.

     6. You acknowledge that none of SureWest, Consolidated, the SureWest Board of Directors or the Consolidated Board of Directors has made any recommendation as to whether or not you should make a particular type of election. You also acknowledge that you were advised to make your own decision as to what Election to make.

     7. Unless otherwise indicated on this Form of Election and Letter of Transmittal in TABLE C (Special Issuance Instructions) or TABLE D (Special Delivery Instructions), in exchange for the enclosed SureWest Certificate(s) (or those delivered pursuant to a Guarantee of Delivery) or book-entry transfer of shares, you instruct the Exchange Agent to issue in your name, as it appears on this Form of Election and Letter of Transmittal, the Merger Consideration, subject to proration and the other provisions of the Merger Agreement, in the form elected by you in TABLE B (Election) above, including a check for cash in lieu of any fractional Consolidated Share that would otherwise be issued to you. Similarly, unless otherwise indicated in TABLE D (Special Delivery Instructions), you instruct the Exchange Agent to mail the Merger Consideration to you at the address shown in TABLE A (Description of SureWest Shares Surrendered) on this Form of Election and Letter of Transmittal. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, you instruct the Exchange Agent to issue and mail the Merger Consideration to the person or entity so indicated at the address indicated. The form of medallion signature guarantee by an Eligible Institution (as defined in Instruction 4) included in this Form of Election and Letter of Transmittal must be completed if Special Issuance Instructions in TABLE C are given.

     8. You understand and acknowledge that the Exchange Agent (or Consolidated and SureWest jointly, in the event that the Exchange Agent declines to make any such determination) shall have the right to make all determinations, not inconsistent with the Merger Agreement, governing (i) the validity of any Form of Election and Letter of Transmittal and compliance by you with the election procedures set forth therein, (ii) any and all proration determinations and calculations, (iii) the issuance of the whole number of Consolidated Shares to be issued as Stock Consideration and (iv) the method of payment of Cash Consideration and cash in lieu of any fractional Consolidated Share.

     9. You understand that Consolidated has a Direct Registration System for its shares of common stock. This means that Consolidated’s transfer agent will keep its records of any Consolidated Shares you receive in the First Merger in an electronic, book-entry form following the Mergers and that you will receive a Direct Registration Transaction Advice providing information about your Consolidated Shares. References in this Form of Election and Letter of Transmittal to certificates representing Consolidated Shares shall be deemed to mean such a Direct Registration Transaction Advice or other evidence of ownership of Consolidated Shares.

     10. You hereby acknowledge receipt of the Joint Proxy Statement/Prospectus and agree that your Election and all instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Joint Proxy Statement/Prospectus and the instructions applicable to this Form of Election and Letter of Transmittal.

     11. You hereby irrevocably appoint the Exchange Agent, as your agent, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. You hereby authorize and instruct the Exchange Agent to deliver the SureWest Certificate(s) covered hereby, and to receive on your behalf, in exchange for the SureWest Shares represented by such SureWest Certificate(s), any check and/or any certificate for Consolidated Shares issuable to you. Furthermore, you authorize the Exchange Agent to follow your Election (subject to proration) and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred by this Form of Election and Letter of Transmittal (or Guarantee of Delivery) shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and shall survive, your death or incapacity.

TABLE C

Special Issuance Instructions
(see Instructions 4 & 6)

To be completed only if the check is to be made payable to, and/or the certificate for Consolidated Shares are to be issued in the name of, someone other than the record holder(s) of the SureWest Shares or the name of the record holder(s) needs to be corrected or changed.

Issue: ☐ Certificate ☐ Check to:

Name:
(please print)

Address:

(include zip code)

(Tax Identification Number
or Social Security Number)

TABLE D

Special Delivery Instructions
(see Instruction 6)

To be completed only if the check is to be made payable to, and/or the certificate for Consolidated Shares are to be issued in the name of, the record holder(s) of the SureWest Shares but are to be sent to another person or to an address other than as set forth in Table A.

Check and/or certificate(s) for Consolidated Shares to be delivered to:*

Name:
(please print)

Address:

(include zip code)

* Please attach additional sheets if necessary

TABLE E

Shareholder(s) Sign Here
(also complete Substitute Form W-9)

Please sign exactly as your name(s) appear(s) on your SureWest Certificate(s). If this is an Election by joint owners, each person covered by this Form of Election and Letter of Transmittal must sign personally. A check and/or certificate for Consolidated Shares will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth in Table A unless the Special Issuance or Special Delivery instructions above, respectively, are completed.

(Signature(s) of owner(s)— see Instruction 5)

(Print name of owner(s)

Dated:	, 2012

Social Security or other Tax Identification Number

If signature is by a person(s) other than record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name:
(please print)

Capacity:

Address:

(include zip code)

Daytime Telephone Number: ( )

Signature Guarantee
(if required by Instruction 4 or 6)
Apply signature guarantee medallion below
The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

Dated:	, 2012

Name of Eligible Institution issuing Guarantee

Note: If the check and/or certificate representing Consolidated Shares is to be issued in exactly the name of the record holder as inscribed on the surrendered SureWest Certificate(s), the surrendered SureWest Certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

INSTRUCTIONS

     The Form of Election and Letter of Transmittal is to be completed by those record holders of SureWest Shares desiring to make an Election and received by the Exchange Agent at or prior to the Election Deadline. The Election Deadline will be 5:00 p.m., Eastern time on the date that is two business days immediately prior to the closing date of the First Merger under the Merger Agreement or such other date as Consolidated Communications Holdings, Inc. and SureWest Communications mutually agree. Consolidated and SureWest will publicly announce the anticipated Election Deadline at least five business days prior to the anticipated closing date of the First Merger. If the closing date is delayed to a subsequent date, the Election Deadline will be similarly delayed to a subsequent date, and the rescheduled Election Deadline will be announced in a press release. Holders of SureWest Shares who do not complete and submit the Form of Election and Letter of Transmittal at or prior to the Election Deadline cannot make an Election. They will be deemed to have made a Non-Election and will receive Merger Consideration that may be Cash Consideration for all of their SureWest Shares, Stock Consideration for all of their SureWest Shares, or Cash Consideration for some of their SureWest Shares and Stock Consideration for some of their SureWest Shares, depending on elections that have been made by other SureWest shareholders and subject to the results of the proration procedures set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus. Until a record holder’s SureWest Certificate(s) (or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC) is received by the Exchange Agent at either of the addresses set forth on the front of the Form of Election and Letter of Transmittal (or, solely with respect to a Guarantee of Delivery, the facsimile number set forth in the Notice of Guaranteed Delivery), together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or check representing cash in lieu of any fractional Consolidated Share (if any) in exchange for the holder’s SureWest Certificate(s). In addition, no interest will accrue on the Cash Consideration or any cash in lieu of any fractional Consolidated Share, and no dividends or any other distributions that are payable to holders of Consolidated shares as of a record date after the effective time of the First Merger will be paid to SureWest shareholders receiving Stock Consideration until the Exchange Agent has processed the holder’s Election.

     1. Time in Which to Make an Election. For an Election to be validly made with respect to SureWest Shares owned by a holder, the Exchange Agent must receive, at either of the addresses set forth on the front of the Form of Election and Letter of Transmittal, at or prior to the Election Deadline, a Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the SureWest Certificate(s) representing such SureWest Shares, confirmation contained in an “Agent’s Message” of a book-entry transfer of the shares into the Exchange Agent’s account at DTC, or a Guarantee of Delivery. Any shareholder whose Form of Election and Letter of Transmittal and SureWest Certificate(s) (or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC or Guarantee of Delivery) are not so received will be deemed to have made a Non-Election. If SureWest Certificate(s) representing SureWest Shares covered by a Guarantee of Delivery are not received (or if a confirmation contained in an “Agent’s Message” of a book-entry transfer of the SureWest Shares into the Exchange Agent’s account at DTC is not received) within three NASDAQ trading days after the Election Deadline, the holder thereof will be deemed to have made a Non-Election. As used herein, the term “Agent’s Message” means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the SureWest Shares, that such participant has received and agreed to be bound by the Form of Election and Letter of Transmittal, and that Consolidated may enforce such agreement against the participant.

     2. Change or Revocation of Election. An Election may be revoked with respect to all or any portion of the SureWest Shares covered by the Election by the holder who submitted the applicable Form of Election and Letter of Transmittal, but only in whole share amounts by written notice of revocation received by the Exchange Agent at or prior to the Election Deadline. If an Election is revoked, or the Merger Agreement is terminated, and any SureWest Certificates have been transmitted to the Exchange Agent, the Exchange Agent will promptly return those SureWest Certificates to the shareholders who submitted them (except, in the case of a revocation, to the extent (if any) a subsequent cash election and/or stock election is properly made with respect to any or all of the SureWest Shares represented by such SureWest Certificates). SureWest shareholders will not be entitled to revoke or change their Elections following the Election Deadline. As a result, during the interval between the

Election Deadline and the effective time of the First Merger, SureWest shareholders who have properly made Elections will not be able to revoke their elections or sell the SureWest Shares covered by their Elections. Once an Election is properly made with respect to any SureWest Shares, the electing shareholder will not be able to sell or otherwise transfer such SureWest Shares, unless the Election is properly revoked or the Merger Agreement is terminated.

     3. Nominees. Record holders of SureWest Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Consolidated the record holder must certify to Consolidated’s satisfaction that the record holder holds those SureWest Shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of SureWest Shares.

     4. Guarantee of Signatures. No signature guarantee is required on a Form of Election and Letter of Transmittal if it is signed by the record holder(s) of the SureWest Shares tendered herewith and the certificate representing Consolidated Shares and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON A FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program (an “Eligible Institution”). Public notaries cannot execute acceptable guarantees of signatures.

5. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

     (a) If a Form of Election and Letter of Transmittal is signed by the record holder(s) of the SureWest Certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the SureWest Certificate(s) without any change whatsoever. If the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

     (b) If any SureWest Shares tendered by a Form of Election and Letter of Transmittal are held of record by two or more joint holders, each of the joint holders must sign the Form of Election and Letter of Transmittal.

     (c) If a Form of Election and Letter of Transmittal is signed by the record holder(s) of the SureWest Certificate(s) listed and transmitted thereby, no endorsements of the SureWest Certificate(s) or separate stock powers are required.

     (d) If any surrendered SureWest Shares are registered in different names on several SureWest Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of SureWest Certificate(s).

     (e) If a Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the SureWest Certificate(s) listed, the SureWest Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the SureWest Certificate(s). Signatures on the SureWest Certificate(s) or stock powers must be guaranteed as provided in TABLE E (Shareholder(s) Sign Here) above. See Instruction 4.

     (f) If a Form of Election and Letter of Transmittal or any SureWest Certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the SureWest Certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

     6. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in TABLE C (Special Issuance Instructions) or TABLE D (Special Delivery Instructions), the certificate representing Consolidated Shares and/or the check to be distributed in exchange for SureWest Shares surrendered pursuant to a Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in TABLE A (Description of SureWest Shares Surrendered). If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), TABLE C (Special Issuance Instructions) must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in TABLE A (Description of SureWest Shares Surrendered), then TABLE D (Special Delivery Instructions) must be completed. If TABLE C (Special Issuance Instructions) is completed, the signature(s) of the person(s) signing a Form of Election and Letter of Transmittal must be guaranteed as provided in TABLE E (Shareholder(s) Sign Here). See Instruction 4.

     7. Important Information Regarding Backup Withholding. Each holder of SureWest Shares that is a United States person is required to provide the Exchange Agent with the holder’s correct Taxpayer Identification Number (“TIN”), generally the holder’s social security or federal employer identification number, on the Substitute Form W-9 provided herewith, or, alternatively, to establish another basis for exemption from backup withholding. A SureWest shareholder must cross out item (2) in Part II—Certification of the Substitute Form W-9 if such shareholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the shareholder to 28% federal income tax backup withholding on any reportable payments made to such shareholder. If the shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date both the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments of the Merger Consideration to such shareholder. A shareholder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status.

     8. Inadequate Space. If there is inadequate space to complete any box, the information must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to the Form of Election and Letter of Transmittal.

     9. Indication of SureWest Certificate(s) Numbers and Shares. TABLE A (Description of SureWest Shares Surrendered) of the Form of Election and Letter of Transmittal should indicate the certificate number(s) of the SureWest Certificate(s) surrendered therewith and the number of shares represented by each SureWest Certificate.

     10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of SureWest Shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when the documents are actually received by the Exchange Agent.

     11. Lost SureWest Certificate. If any SureWest Certificate has been lost, stolen or destroyed, the holder should notify SureWest’s transfer agent, American Stock Transfer & Trust Company, LLC, by calling 866-662-3948, e-mailing info@amstock.com or by writing to American Stock Transfer & Trust Company, LLC, Attention: Lost Securities Department 6201 15th Avenue Brooklyn, NY 11219. The shareholder should include all pertinent information, including the certificate number, account number and the name of the stock. The fee to cover replacement is 2% of the market value of the shares, plus a $25.00 administrative fee. After the transfer agent receives notification, an Affidavit of Loss and Indemnity Agreement will be sent within 24 – 48 hours, by email, fax or regular mail. The replacement fee will be listed on the cover letter of the affidavit. Holders of SureWest Shares must properly complete, sign and send the Form of Election and Letter of Transmittal, and (unless the shares are held in book entry form) certificate(s) representing their SureWest Shares, or a Guarantee of Delivery as described in Instruction 14, to the Exchange Agent. The Exchange Agent must receive these documents at or prior to the Election Deadline. Accordingly, holders of SureWest Shares are urged to determine promptly if they require any replacement stock certificates.

     12. Non-Consummation of Mergers. Consummation of the Mergers is subject to the required approvals of the shareholders of SureWest and the stockholders of Consolidated, to the receipt of all required regulatory approvals and to the satisfaction or waiver of certain other conditions. No payment of any Merger Consideration will be made prior to the consummation of the Mergers, or if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will automatically be void and of no effect and SureWest Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

     13. Voting Rights and Dividends. Holders of SureWest Shares will continue to have the right to vote and to receive all dividends paid, if any, on all SureWest Shares deposited by them with the Exchange Agent until the Mergers are completed.

     14. Guarantee of Delivery. Holders of SureWest Shares whose SureWest Certificate(s) are not immediately available or who cannot deliver their SureWest Certificate(s) and all other required documents to the Exchange Agent (and/or cannot complete the procedure for delivery of SureWest Shares by book-entry transfer into the Exchange Agent’s account at DTC) prior to the Election Deadline may deliver their SureWest Shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States; (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the SureWest Certificate(s) for all the SureWest Shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such SureWest Shares into the Exchange Agent’s account at DTC), are received by the Exchange Agent no later than 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election. The form of Guarantee of Delivery is enclosed herewith.

     15. Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

     All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved jointly by Consolidated and SureWest in their sole discretion and such resolution will be final and binding.

     The Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which a Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of SureWest Shares submitting the Form of Election and Letter of Transmittal is reasonably clear. None of the Exchange Agent, Consolidated or SureWest is under any obligation to provide notification of any defects in the deposit and surrender of any SureWest Certificate(s) or in the completion or submission of any Form of Election and Letter of Transmittal, nor shall any of the Exchange Agent, Consolidated or SureWest be liable for any failure to give any such notification.

     16. Miscellaneous. No fraction of a Consolidated Share will be issued upon the surrender for exchange of any SureWest Shares. In lieu of any such fractional share, an amount of cash determined in accordance with the Merger Agreement will be paid by check.

     Completing and returning the Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to the approval of the Merger Agreement, the agreement of merger satisfying the applicable requirements of the California General Corporation Law to be filed in connection with the First Merger and the transactions contemplated thereby, including the First Merger at the special meeting of shareholders of SureWest. To vote, please consult the Joint Proxy Statement/Prospectus.

     17. Questions and Requests for Information. Questions and requests for information or assistance relating to the Form of Election and Letter of Transmittal should be directed to Okapi Partners LLC, SureWest’s Information Agent, at:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, New York 10022

Banks and Brokerage Firms, please call: (212) 297-0720

Stockholders and all others, call toll-free: (877) 796-5274

Email: info@okapipartners.com

Substitute Form W-9
Department of the Treasury Internal Revenue Service

Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	☐ Exempt from backup
Withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE	Social Security Number
LINE AT THE RIGHT. For most individuals, this is your social	OR
security number. If you do not have a number, see the enclosed	Employer Identification Number
Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9. If you are awaiting a TIN, write “Applied
For” in this Part I, complete the “Certificate Of Awaiting
Taxpayer Identification Number” below and see “IMPORTANT
TAX INFORMATION”.

Part II Certification

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	ð	Date	ð

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE MERGERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 7, “IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING”.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	ð	Date	ð

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the name and Social Security number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the
first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee
	b. So-called trust account that is not a legal or	The actual owner(1)
valid trust under state law
5.	Sole proprietorship or single-owner LLC	The owner(3)
For this type of account:		Give the name and Employer Identification Number of —
6.	Sole proprietorship or single-member LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable,	The partnership
educational, or other tax-exempt organization
10.	Partnership or multi-member LLC	The owner(3)
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in	The public entity
the name of a public entity (such as a state or
local government, school district, or prison)
that receives agricultural program payments

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or online at www.socialsecurity.gov. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

(1)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under Section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding.

Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to Federal law-enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number. If the requester discloses or uses a taxpayer identification number in violation of federal law, the requester may be subject to civil or criminal penalties.

FOR ADDITIONAL INFORMATION
CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE

SUREWEST COMMUNICATIONS
NOTICE OF GUARANTEED DELIVERY
(Not to be used for signature guarantee)

This Notice of Guaranteed Delivery or one substantially similar hereto must be submitted with a properly completed and duly executed Form of Election and Letter of Transmittal to make a valid election with respect to your shares of common stock of SureWest Communications (“SureWest”), as set forth in the joint proxy statement/prospectus, dated [•], 2012, filed by Consolidated Communications Holdings, Inc. (“Consolidated”) and SureWest with the Securities and Exchange Commission (the “Joint Proxy Statement/Prospectus”), if (1) your stock certificate(s) representing shares of SureWest common stock (the “SureWest Shares”) are not immediately available, (2) you cannot complete the procedure for book-entry transfer on a timely basis or (3) you cannot deliver the certificate(s) and all other required documents to Computershare Trust Company, N.A. (the “Exchange Agent”) at or prior to the Election Deadline. The Election Deadline will be 5:00 p.m., New York City time, on the date that is two business days immediately prior to the closing date of the Mergers described in the Joint Proxy Statement/Prospectus (or such other date as Consolidated and SureWest mutually agree) and will be publicly announced at least five business days prior to the anticipated closing date. You may deliver this Notice of Guaranteed Delivery by facsimile transmission, by overnight courier or by mail, as set forth below and it must be received by the Exchange Agent at or prior to the Election Deadline. See Instructions 1 and 14 in the Form of Election and Letter of Transmittal for further information. In addition, please indicate your Election with respect to your SureWest Shares on the Guarantee of Delivery provided with this Notice of Guaranteed Delivery.

TO: COMPUTERSHARE TRUST COMPANY, N.A., Exchange Agent

By Mail:	By Facsimile Transmission:	By Overnight Courier:

Computershare Trust Company, N.A.	For Eligible Institutions Only:	Computershare Trust Company, N.A.
Attention: Corporate Actions	(617) 360-6810	Attention: Corporate Actions
P.O. Box 43011		250 Royall Street, Suite V
Providence, RI 02940-3011	For Confirmation Only:	Canton, MA 02021
(781) 575-2332

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures, if a signature on a Form of Election and Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions thereto.

Ladies and Gentlemen:

I hereby acknowledge that if the SureWest Shares listed below are not delivered to the Exchange Agent by 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline (as defined above), the Exchange Agent will deem that I have not made an election with respect to such shares.

I hereby tender to the Exchange Agent the SureWest Shares listed below, pursuant to the guaranteed delivery procedures set forth in the Form of Election and Letter of Transmittal upon the terms of and subject to the conditions set forth or referred to in the Joint Proxy Statement/Prospectus (as defined above) and in the Form of Election and Letter of Transmittal (including the instructions thereto), the receipt of which I hereby acknowledge:

Certificate No. (if available)	Number of shares

The Book-Entry Transfer Facility Account Number (if the SureWest Shares will be delivered by book-entry transfer):

Account Number

Number of Shares

Date:

Sign Here:

Signature(s)

Number and Street or P.O. Box

City, Street, Zip Code

GUARANTEE OF DELIVERY
(Not to be used for signature guarantee)

The undersigned, a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program, guarantees delivery to the Exchange Agent of certificates representing the SureWest Shares listed above, in proper form for transfer, or confirmation of the book-entry transfer of such SureWest Shares to the Exchange Agent’s account at The Depository Trust Company, no later than 5:00 p.m. Eastern time on the third NASDAQ trading day after the Election Deadline (as defined above).

Firm Name (Print)

Authorized Signature

Address

City, State, Zip Code

Area Code and Telephone Number

Date:

Check one of the boxes below:

☐ Cash Election

☐ Stock Election

☐ Mixed Election — Convert:

• _____ SureWest Shares into the right to receive Cash Consideration (if you elect the Mixed Election as described above, please fill in the blank to the left to designate the number of SureWest Shares represented by the SureWest Certificate(s) to which the Form of Election and Letter of Transmittal applies that you want converted into the right to receive Cash Consideration); and

• all remaining SureWest Shares represented by the SureWest Certificate(s) to which the Form of Election and Letter of Transmittal applies into the right to receive Stock Consideration